Exhibit 10.2

AMENDMENT TO ACQUISITION AGREEMENT

THIS AMENDMENT TO ACQUISITION AGREEMENT (this "Amendment") effective as of the 21st day of October, 2016 by and among Maglenta Enterprises Inc., a company incorporated and existing in the Republic of Seychelles, Champfremont Holding Ltd., a company incorporated and existing in the Republic of Seychelles (each of the foregoing individually, a "Seller" and, collectively, "Sellers"); Polimore Capital Limited, a company incorporated and existing under the laws of Cyprus, Brosword Holding Limited, a company incorporated and existing under the laws of Cyprus, and other companies listed under the caption “Target Company” in Exhibit B hereto (each of the foregoing individually, a "Target Company" and, collectively, the "Target Companies"); and ТOT Group Russia LLC, a limited liability company organized and existing under the laws of the Russian Federation, and/or its assignee, and TOT Group Europe Ltd., a company organized and existing under the laws of England and Wales, and/or its assignee (each of the foregoing individually, a “Purchaser” and, collectively, the "Purchasers"). Sellers, Purchasers and the Target Companies are referred to herein individually as a "Party" and collectively as the "Parties”.

RECITALS

WHEREAS, the Parties entered in to that certain Acquisition Agreement dated May 20, 2015 (the “Acquisition Agreement”) and the Parties believe it is in the best interest of the Parties to make the following amendments/supplements thereto. Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings ascribed to such terms in the Acquisition Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Covenants of Parties:

a. Purchasers covenants and promises to the Sellers that Purchasers shall not terminate the employment agreements with POS key employees listed on Exhibit A attached hereto an made a part hereof (each a “Key Employee” and collectively, the “Key Employees”) until such time as the Difference with respect to the Consideration Shares for the first installment is paid in full; provided, however, Purchasers may terminate the employment of such any Key Employee for “Cause”. “Cause” shall mean: (i) the Key Employee shall be convicted by, or shall have entered a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any crime involving moral turpitude, fraud, embezzlement, misappropriation, or any other felony or crime punishable by imprisonment, (ii) the Key Employee shall commit any act of fraud, embezzlement or other act of misappropriation, (iii) the Key Employee shall fail or refuse to perform in any material respect his/her duties as required hereunder, and fail to correct such breach within (5) business days after notice from a supervisor in writing, or (iv) the Key Employee shall breach a typical employee protocol that calls for termination of employment in accordance with the employment regulations of Russian Federation. Should Purchasers terminate a Key Employee without Cause, Purchasers will make a layoff payment to the Key Employee equivalent the compensation set forth on Exhibit A and release such Key Employee from any non-competition obligations, if any, such Key Employee is subject to pursuant to their employment agreement or Russian Federation law.

b. The Purchasers covenant and promise to the Sellers to return those certain reserve funds in the aggregate amount up to the amount set forth in Exhibit B attached hereto (the “Maximum Amount”) for merchant services requested by merchants within timeframes mutually agreed to between Purchasers and the affected merchants Purchasers hereby indemnify and agree to defend Sellers, and their shareholders and directors against any claims made by merchants with respect to the release and payment of the Maximum Amount. Attached hereto and made a part hereof as Exhibit B is a list of merchants and amounts due to such merchants by Purchasers and Target Company. Within 5 business days of signature to this Agreement, AnastasiaDate Ltd. or its designee shall make all outstanding payments due to Brosword Holding Limited.

c. Each of the Sellers and each of Key Employees, agrees to not, at any time: (i) publicly disparage or encourage or induce others to publicly disparage the Purchasers, Guarantor and their respective affiliates and/or (ii) engage in any conduct that is in any way injurious to the other’s reputation or business or other interests (including without limitation, any negative or derogatory statements or writings).

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Sellers and Purchaser hereby ratify the terms of the Acquisition Agreement and acknowledge that, except as herein modified, the Acquisition Agreement is in full force and effect. If any inconsistency exists or arises between the terms of the Acquisition Agreement and the terms of this Amendment, the terms of this Amendment shall control.

This Amendment memorializes the entire agreement between the Parties on the matters enumerated herein only and expressly supersedes any prior or contemporaneous understandings, representations, or drafts, oral or written, concerning this subject matter that may exist or may have existed. The Parties represent that they have relied exclusively on the promises and representations set forth in this Amendment and upon no other promises or representations in determining to execute this Amendment. The Parties further agree that this Amendment shall not subsequently be modified except by written instrument signed by the Parties or their authorized representatives or attorneys.

This Amendment shall be governed by the laws of the State of New York without reference to the principles of conflicts of law. Each party hereby irrevocably submits to the jurisdiction of the courts of the State of New York, sitting in New York County, and the courts of the United States for the Southern District of New York. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and the right to object, with respect to any such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. In any such suit, action or proceeding, each party waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail, addressed to such party at its address as set forth in the preamble hereinabove.

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This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. If any term or provision of this Amendment is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision. This Amendment cannot be amended orally, or by any course of conduct or dealing, but only by a written agreement signed by the party to be charged therewith.

The waiver by either party of a breach or violation of any provision of this Amendment shall not operate as or be construed to be a waiver of any subsequent breach.

This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This Amendment may be executed via facsimile with an original signature thereafter furnished, provided however that neither party may avoid any obligation hereunder by failing to provide such original signature.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

SELLERS:

SELLER 1: MAGLENTA ENTERPRISES INC.

By:	/s/ Evaline Sophie Joubert
Name:	Evaline Sophie Joubert
Title:	Director

SELLER 2: CHAMPFREMONT HOLDING LTD

By:	/s/ Nicos Hadjinicolaou
Name:	Nicos Hadjinicolaou
Title:	Director

TARGET COMPANIES:

TARGET COMPANY 1: POLIMORE CAPITAL LIMITED

By:	/s/ Avraam Marangos
Name:	Avraam Marangos
Title:	Director

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TARGET COMPANY 2: BROSWORD HOLDING LIMITED

By:	/s/ Avraam Marangos
Name:	Avraam Marangos
Title:	Director

TARGET COMPANY 3: INNOVATIVE PAYMENT TECHNOLOGIES LLC

By:	/s/ Marat Abasaliev
Name:	Marat Abasaliev
Title:	Director

TARGET COMPANY 4: PAYONLINE SYSTEM LLC

By:	/s/ Marat Abasaliev
Name:	Marat Abasaliev
Title:	Director

PURCHASERS:

TOT GROUP RUSSIA, LLC

By:	/s/ Konstantin Leonidovich Zaripov
Name: Konstantin Leonidovich Zaripov
Title: General Director

TOT GROUP EUROPE LTD

By:	/s/ Konstantin Leonidovich Zaripov
Name: Konstantin Leonidovich Zaripov
Title: General Director

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EXHIBIT A

Name	Compensation
Abasaliev M	US$	30,000.00
Borisov A	RUB	753,000.00
Galkina E	RUB	285,600.00
Goryacheva M	RUB	469,500.00
Ivanova A	RUB	465,900.00
Igumnov A	RUB	567,900.00
Medvedev A	RUB	373,650.00
Osokin A	RUB	603,900.00
Ostrovskiy K	RUB	399,750.00
Savluk A	RUB	307,020.00
Sosenkina V	RUB	371,700.00
Madina Handzharova	RUB	563,400.00
Victor Yarovoy	RUB	450,300.00

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EXHIBIT B

Company name (or MID)	Amount of debt on 29.09.2016 In US Dollars

MID	Company name MID	Amount of debt on 29.09.2016
4017	FBS Holdings Inc	239,824.24
6758	Octa Markets Inc	231,949.00
4764	ServiceCom Ltd	175,921.19
56269	WhoTrades Ltd.	99,850.12
63449	WhoTrades Ltd.	16,189.65
46683	WhoTrades Ltd.	4,684.53
7789	Insta Holding Ltd.	61,388.95
3926	A Forex LTD	59,684.48
55770	A Forex LTD	3,726.58
6827	FIBO Group, Ltd.	45,379.47
4052	Systemgates Limited	43,433.82
66449	ORIGINAL MARKETS LTD	151,741.22
66492	ORIGINAL MARKETS LTD	131,897.99
65878	ORIGINAL MARKETS LTD	39,851.05
66491	ORIGINAL MARKETS LTD	1,788.27
4282	MFX Broker Inc.	31,937.62
63939	Liteforex Investments Limited	24,401.78
54368	IKO FOREX LTD	20,188.91
19416	IKO FOREX LTD	12,397.69
55650	IKO FOREX LTD	4,977.00
54369	IKO FOREX LTD	1,287.80
55537	IGO Holding Ltd	449.80	Managed by IKO FOREX LTD (payouts to its account)
59586	Fort Financial Services Ltd.	11,183.47
63919	Zar Solutions Ltd	8,746.25
62042	FXVan Global LTD.	3,408.92
5170	Forex Ltd.	2,596.40
40306	BFS Markets Ltd	2,248.46
4939	International Capital Markets Brockers LLC	1,161.10
57242	INNOVATIVE HOLDING LLC	943.80
2962	ISIG LTD	235.50
	TOTAL:	1,433,475.06

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